Summary of Significant Accounting Policies - Summary Of Accounts Payable and Accrued Liabilities (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Trade Accounts Payable		$ 9,247	$ 9,954
Trade Accounts Payable—Related Party		10,403	6,463
Accrued Payroll		11,030	5,822
Other Payables and Accrued Liabilities		11,222	2,069
Total Accounts Payable and Accrued Liabilities	$ 45,579	41,903	$ 24,308
Previously Reported [Member]
Total Accounts Payable and Accrued Liabilities		$ 41,902